                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           Florida Gaming Corporation
- - -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           Florida Gaming Corporation
- - -------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.
     (1) Title of each class of securities to which transaction applies:

- - -------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- - -------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- - -------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- - -------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:

- - -------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- - -------------------------------------------------------------------------------
     (3) Filing party:

- - -------------------------------------------------------------------------------
     (4) Date filed:

- - -------------------------------------------------------------------------------



- - ------------------------
(1) Set forth the amount on which the fioing fee is calculated and state how it was determined.

                           FLORIDA GAMING CORPORATION

                                                  June 2, 1995

Dear Florida Gaming Stockholder:

     You are cordially invited to attend the 1995 Annual Meeting of Stockholders of Florida Gaming Corporation which will be held on Friday, July 7, 1995, at Fort Pierce Jai-Alai, 1750 South Kings Highway, Fort Pierce, Florida, at 11:00 a.m., local time. We hope you will be able to attend.

     The enclosed meeting notice and proxy statement contain details concerning the business to come before the Meeting. You will note that the Board of Directors of the Corporation recommends a vote:

     * "FOR" election of six directors to serve until the 1996 Annual Meeting of Stockholders;

     *    "FOR" approval of the 1994 Nonqualified Stock Option Plan;

     *    "FOR" approval of the 1995 Chief Executive Officer Stock Option Grant.

     Please sign and return your proxy card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the Meeting even if you cannot attend.

     Also included in these materials is the Corporation's 1994 Annual Report to Stockholders. As you will see, the past year has been an active one for the Company as we entered the expanding gaming industry.

     As we look forward to developing the many exciting opportunities that lie ahead, I want to extend my thanks to our management team and to our employees for their significant contributions. I also want to express my appreciation to you, our stockholders, for your continued confidence and support.



                                   W. B. Collett
                                   Chairman of the Board and
                                   Chief Executive Officer

                           FLORIDA GAMING CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Holders of Common Stock of Florida Gaming Corporation:

     The 1995 Annual Meeting (the "Meeting") of Stockholders of Florida Gaming Corporation (the "Company"), a Delaware corporation, will be held at Fort Pierce Jai-Alai, 1750 South Kings Highway, Fort Pierce, Florida, on Friday, July 7, 1995 at 11:00 a.m., local time, for the following purposes:

          1. To elect six directors to serve until the 1995 Annual Meeting of Stockholders;

          2. To approve the 1994 Nonqualified Stock Option Plan pursuant to which options for up to 5% of the Company's shares of Common Stock outstanding may be granted to certain key employees;

          3. To approve the 1995 Chief Executive Officer Stock Option Grant pursuant to which options for 300,000 shares of Common Stock have been granted to the Company's Chief Executive Officer; and

          4. To transact such other business as may properly come before the Meeting, and any adjournments thereof.

     Stockholders of record at the close of business on May 26, 1995, are entitled to notice of and to vote at the Meeting, and any adjournments thereof.

     A list of stockholders of the Company as of the close of business on May 26, 1995, will be available for inspection during normal business hours from June 25 through July 6, 1995, at Fort Pierce Jai-Alai, 1750 South Kings Highway, Fort Pierce, Florida.

                                   By Order of the Board of Directors



June 2, 1995                       W. B. Collett, Jr.
                                   Executive Vice President and
                                   Secretary


     EACH STOCKHOLDER IS URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                           FLORIDA GAMING CORPORATION
                            1750 SOUTH KINGS HIGHWAY
                         FORT PIERCE, FLORIDA 34945-3094
                                 (407) 464-7500


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished to the holders of common stock (the "Common Stock") of Florida Gaming Corporation (the "Corporation") in connection with the solicitation of proxies on behalf of the Board of Directors of the Corporation to be voted at the 1995 Annual Meeting of Stockholders of the Corporation to be held at Fort Pierce Jai-Alai, 1750 South Kings Highway, Fort Pierce, Florida, on Friday, July 7, 1995, at 11:00 a.m., local time, and at any adjournments thereof (the "Annual Meeting").

     All proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Corporation, by delivering a later proxy, or by voting in person at the Annual Meeting.

     The approximate date on which this Proxy Statement and form of proxy are first being sent or given to stockholders is June 2, 1995.

     At the Annual Meeting, stockholders will be asked to vote on the following:
(1) the election of nominees to the Board of Directors, (2) the approval of the 1994 Nonqualified Stock Option Plan, and (3) the approval of the 1995 Chief Executive Officer Stock Option Grant.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of directors to serve until the 1996 Annual Meeting of Stockholders, in voting by proxy, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. If no specific instructions are given with respect to voting for the nominees to the Board of Directors, the shares represented by a properly signed and dated proxy will be voted "FOR" the election of all nominees. Regarding the proposals to approve the 1994 Nonqualified Stock Option Plan and the 1995 Chief Executive Officer Stock Option Grant, stockholders may vote in favor of, against or abstain from voting on each proposal. Stockholders should specify their choice on the enclosed form of proxy. If no specific instructions are given with respect to the approval of the 1994 Nonqualified Stock Option Plan and the 1995 Chief Executive Officer Stock Option Grant, the shares represented by a properly signed and dated proxy will be voted "FOR" the proposals.

     Regarding the election of directors, the six nominees receiving the most votes cast in their favor at the Annual Meeting will be elected as directors. The approval of the 1994 Nonqualified Stock Option Plan and the 1995 Chief Executive Officer Stock Option Grant will require the affirmative vote by holders of the majority of shares of Common Stock of the Corporation voting in person or by proxy at the Annual Meeting.

     Only holders of record of shares of Common Stock of the Corporation at the close of business on May 26, 1995, (the "Record Date") are entitled to vote at the Annual Meeting or adjournments thereof. Each holder of record on the Record Date is entitled to one vote on all matters considered for each share of Common Stock of the Corporation so held. On the Record Date, there were 3,119,246 shares of Common Stock of the Corporation issued and outstanding. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, abstentions and broker non-votes are not counted for purposes of determining whether a nominee has been elected. With regard to the approval the 1994 Nonqualified Stock Option Plan and the 1995 Chief Executive Officer Stock Option Grant, abstentions are counted in tabulations of the votes cast on the proposal and will have the same effect as a vote against the proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                              ELECTION OF DIRECTORS

BOARD OF DIRECTORS

     The Board of Directors of the Corporation, pursuant to the By-Laws of the Corporation, has set the number of directors of the Corporation at six. All directors hold office until the next annual meeting of stockholders following their election and until their successors are elected and qualified.

     The Board of Directors has nominated W. Bennett Collett, Gary E. Bowman, W. Bennett Collett, Jr., George W. Galloway, Jr., Roland M. Howell, and Robert L. Hurd for election at the Annual Meeting. All nominees for election to the Board of Directors are currently serving as directors of the Corporation.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the Company's executive officers and directors as of the Record Date:


                                                              Director or Exe-
                                                              cutive Officer
Name                     Age  Position With The Company           Since
- - ----                     ---  -------------------------      ----------------



W. Bennett Collett       62   Chief Executive Officer             1993
                              and Chairman

Robert L. Hurd           55   President and Director              1993

W. Bennett Collett,      39   Executive Vice President,           1993
  Jr.                         Secretary and Director

Timothy L. Hensley       39   Executive Vice President,           1993
                              Treasurer and Chief
                              Financial Officer

Ronald P. Perella        50   Vice President                      1992

Gary E. Bowman           43   Director                            1994

George W.
  Galloway, Jr.          61   Director                            1994

Roland M. Howell         79   Director                            1995


     W. BENNETT COLLETT has served as Chairman of the Board, Chief Executive Officer and a director of Freedom Financial Corporation ("Freedom") since its formation in 1985. In addition to its interest in the Company, Freedom's interests include: (i) Interstate Capital Corporation, a wholly owned subsidiary developing a residential real estate development in Loganville, Georgia, (ii) Postal Sales Corporation, a wholly owned subsidiary providing artwork, printing, and descriptive marketing materials, primarily to J.C. Penney and J.C. Penney vendors, and (iii) General Stone Corporation, a wholly owned subsidiary with a stone sales office in Tennessee. Mr. Collett serves as chief executive officer of each of Freedom's subsidiaries. Freedom was a bank holding company until January 1988, at which point it sold its banking subsidiaries. Mr. Collett has served as President and as a director of Freedom Holding, Inc. ("Holding") since its formation in December 1992. Holding's sole business currently is to hold shares of Freedom. Mr. Collett has been involved in the management of banking and financial service companies for over 25 years, having been a principal of ten commercial banks. For 14 years, Mr. Collett was a principal shareholder and chief executive officer of various banks and finance companies in Alabama, Arkansas, Georgia, and Missouri ranging in asset size from $1,000,000 to $250,000,000.

     ROBERT L. HURD has served as President and a director of Freedom since July 1991. In January 1995, Mr. Hurd became the President and Chief Executive Officer of General Healthcare Corporation, a company engaged in the laundry and distribution of cloth diapers and medical garments. Since March 1992, he has served as President and Chief Executive Officer of International Barrier Corporation, a company formerly engaged in the manufacture of metal highway barriers and currently the holder of several highway barrier patents. From 1987 until 1991, Mr. Hurd was President and Chairman of Pacific Press & Shear, Inc., a hydraulic press and shear manufacturer.

     W. BENNETT COLLETT, JR. served as President of Freedom from 1988 to 1989; since August 1989, Mr. Collett has served Freedom as Executive Vice President. He has been a director of Freedom since its formation in 1985. He presently serves as Secretary and Treasurer of Holding, President and a director of General Stone Corporation, and Secretary of Postal Sales Corporation. Mr. Collett serves as the full-time general manager of the Jai-Alai and Inter-Track Wagering ("ITW") operation in Fort Pierce, Florida. Mr. Collett was appointed to the Company's Board of Directors on August 9, 1994.

     TIMOTHY L. HENSLEY has served Freedom since its formation in 1985 in various capacities, including as President, Executive Vice President and Treasurer and a director; he has served as Executive Vice President since 1988. He presently serves as Executive Vice President, Secretary and Treasurer of General Stone Corporation, and Treasurer of Postal Sales Corporation.

     RONALD P. PERELLA has served as a Vice President of the Company since April 28, 1995. Mr. Perella served as a director of the Company from September 1992 to April 1995. On December 1, 1994, Mr. Perella became the Fronton's Assistant General Manager. From October 1992 through November 1994, Mr. Perella served as a consultant to the Company to assist in identifying and reviewing businesses for possible business combinations with the Company. Mr. Perella is the President and Chief Executive Officer of Perella, Inc., a general construction contractor founded by Mr. Perella in 1979 and located in Pittsburgh, Pennsylvania; the corporation is currently inactive. From 1981 to 1990, Mr. Perella was employed by Brown & Stephens Corporation, a general contracting firm, and served in various capacities including Vice President of Sales Management, Chief Financial Officer and Superintendent.

     GARY E. BOWMAN was appointed to the Board of Directors effective August 24, 1994. Since 1990, Mr. Bowman has served as Vice President and loan officer in Louisville, Kentucky for PNC Bank. Although the Company does not currently have a banking relationship with PNC Bank, PNC Bank has from time to time made loans to Freedom and its affiliates. From 1981 to 1990, Mr. Bowman served as Vice President and loan officer in Louisville, Kentucky, for Liberty National Bank and Trust Company.

     GEORGE W. GALLOWAY, JR. was appointed to the Board of Directors effective August 24, 1994. Since 1958, Mr. Galloway has been a self-employed physician and most recently has served as the medical director of the emergency room at Kennestone Hospital in Marietta, Georgia.

     ROLAND M. HOWELL was appointed to the Board of Directors effective April 28, 1995. Mr. Howell served in hotel management for over thirty years, and was an owner and operator of hotels in Florida for approximately twenty years before his retirement in 1969. He is currently a private investor, with investments primarily in municipal bonds, stocks, and real estate.

     The Company's Board of Directors had eight meetings during 1994. The Board of Directors has no standing audit, nominating and compensation committees.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10 percent of the Company's common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To The Company's knowledge, based solely on a review of the copies of such reports and certain representations furnished to the Company, during the fiscal year ended December 31, 1994, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied except that George W. Galloway, Jr. filed his initial report of ownership (at a time when he did not own any shares of the Company's common stock) following his election as a director three days after the due date.

PRIOR CIVIL AND ADMINISTRATIVE PROCEEDINGS

     On February 28, 1990, Freedom filed a registration statement with the Securities and Exchange Commission (Commission File No. 33-33625) (the "Freedom Registration Statement") to register shares of its Common Stock, Class A Preference. On March 5, 1990, Freedom filed an application with the New Jersey Bureau of Securities pursuant to the New Jersey state securities laws to register certain of the shares to be offered. The New Jersey Bureau of Securities indicated that the Freedom Registration Statement may have been materially deficient because certain civil and administrative proceedings involving Mr. Collett including an injunction prohibiting future violations of federal securities laws were not disclosed. Without admitting or denying the materiality of the omitted information, which information had been omitted following consultation with legal counsel, on June 11, 1990, Freedom requested withdrawal of the application for registration of securities in New Jersey. On August 23, 1990, the State of New Jersey Bureau of Securities issued a Consent Order IN THE MATTER OF: FREEDOM FINANCIAL CORPORATION (SR-5587). On November 5, 1990, the Securities and Exchange Commission issued an order consenting to the withdrawal of the Freedom Registration Statement. The New Jersey Consent Order granted the request for withdrawal of the application for registration and denied the effectiveness of certain exemptions of the New Jersey state securities laws for secondary trading in Freedom's securities. In addition, Freedom agreed that it would not sell, give or otherwise distribute its securities in or from New Jersey without first notifying and receiving written authority to do so from the New Jersey Bureau of Securities.

     The rules and regulations promulgated by the SEC pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934 generally require that proceedings involving management similar to the injunction be disclosed only for events occurring during the past five years. The Company has included the information above solely for informational purposes concerning the Company's management team. These matters have not adversely affected the ability of the Company to obtain any required gaming licenses, nor did they in the past adversely affect the ability of Freedom to obtain state or federal approvals required to operate as a bank holding company.

EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation paid by the Company for the fiscal years ended December 31, 1994 and 1993 to W. Bennett Collett, the Company's chief executive officer on December 31, 1994. As set forth in the table, Mr. Collett has received no cash compensation from the Company since he began service as an executive officer on March 31, 1993. The Company had no executive officer as to whom the total cash and cash-equivalent remuneration from the Company exceeded $100,000 during fiscal 1994.


                           SUMMARY COMPENSATION TABLE
                           --------------------------


                                                  Annual              Long Term
                                                  Compens.            Compens.
                                                  --------            --------

Name and Principal            Fiscal                                  Options/                 All Other
     Position                 Year                Salary              SARS (#)                 COMPENSATION
- - ------------------            -----               ------              --------                 -------------
W. Bennett Collett            1994                $ - 0 -             25,000                   $ - 0 -
 Chairman of the Board        1993                $ - 0 -              - 0 -                   $ - 0 -
 and Chief Executive
 Officer



STOCK OPTION GRANTS

                          OPTION GRANTS IN FISCAL 1994



                              Number of
                              Securities          % of Total
                              Underlying          Options Granted
                              Options             to Employees        Exercise
          Name                Granted             in 1994             Price ($/SH)             Expiration
          -----           ----------------     --------------         ------------             Date
                                                                                             -------------
      W. Bennett Collett      25,000(1)           10%                 $5.75                    10/1/99(2)

___________________________


     (1)  Options granted on August 9, 1994; became exercisable on October 1, 1994.

     On April 21, 1994, the Company adopted the 1994 Nonqualified Stock Option Plan pursuant to which options up to an amount equal to 5% of the Company's issued and outstanding shares of Common Stock can be issued to the Company's non-director employees. On April 21, 1994, subject to shareholder approval, options for 50,000 shares of Common Stock were granted to W. Bennett Collett, Jr., and options for 25,000 shares were granted to Timothy L. Hensley, each with an exercise price per share of $7.50. See "Approval of 1994 Nonqualified Stock Option Plan" elsewhere herein.

     On August 9, 1994, the Company adopted a Directors' Stock Option Plan pursuant to which each existing director of the Company was granted an option to purchase 25,000 shares of Common Stock, and each future director of the Company will be granted an option to purchase 25,000 shares of Common Stock as of the effective date of the director's election. All options granted pursuant to this plan vest, and shall be exercisable, one year after the effective date of the director's election or on October 1, 1994, which ever occurs later. Options are to be granted at an exercise price per share equal to the market value per share of the Common Stock on the date of grant. Pursuant to the plan, on August 9, 1994, each of W. Bennett Collett, W. Bennett Collett, Jr., Robert L. Hurd and Ronald P. Perella were granted an option to purchase 25,000 shares of Common Stock at an exercise price of $5.75 per share. Pursuant to the plan, on August 24, 1994, each of Gary E. Bowman and George W. Galloway, Jr. were granted an option to purchase 25,000 shares of Common Stock at an exercise price of $5.50 per share. The options granted to Messrs. Collett, Hurd and Perella became exercisable October 1, 1994, the options granted to Mr. Collett, Jr., will be exercisable August 9, 1995, and the options granted to Messrs. Bowman and Galloway will be exercisable August 24, 1995. Pursuant to the plan, on April 28, 1995, the Company granted Roland M. Howell an option to purchase 25,000 shares of Common Stock at an exercise price of $5.125 per share, exercisable April 28, 1996.

     On November 7, 1994, the Board of Directors granted Mr. Hensley an option to purchase 25,000 shares of Common Stock at an exercise price of $5.50 per share, exercisable on November 7, 1995.

     On April 28, 1995, the Board of Directors granted Mr. Perella an option to purchase 19,000 shares of Common Stock at an exercise price of $5.188 per share, exercisable on October 28, 1995.

     On May 8, 1995, the Board of Directors awarded W. Bennett Collett the 1995 Chief Executive Officer Stock Option Grant. See "Approval of 1995 Chief Executive Officer Stock Option Grant" elsewhere herein.

      AGGREGATED OPTION EXERCISES IN FISCAL 1994 AND YEAR-END OPTION VALUES


                                                                      Number of Securities          Value of Unexercised
                                                                      Underlying Unexercised        In-the-Money Options at
                                                                      Options at Fiscal Year End    Fiscal Yr. End ($)(1)
                                                                      (#)

      Name          Shares Acquired             Value                 Exercisable/                  Exercisable/
      ----          on Exercise (#)          Realized ($)             Unexercisable                 Unexercisable
                    ---------------          ------------             -------------                 -------------
W. Bennett               - 0 -                   - 0 -                  25,000/-0-                       N/A
Collett

- - --------------------

     (1)     Based on a per share closing price of $2.25 at December 31, 1994.

DIRECTOR COMPENSATION

     The Company currently pays its non-management directors, Gary E. Bowman, George W. Galloway, Jr., and Roland M. Howell a $500 monthly fee. W. Bennett Collett, W. Bennett Collett, Jr., and Robert L. Hurd, receive no directors fees. Ronald P. Perella served as a director from September 1992 to April 1995. Mr. Perella became Assistant General Manager of the Fronton on December 1, 1994. Until that appointment, Mr. Perella received a monthly director fee of $1,000. During 1994, Mr. Perella also received a total of $34,416.67 for his services as a consultant to the Company to assist in identifying and reviewing businesses for possible business combinations with the Company.

     On August 9, 1994, the Company adopted a Directors' Stock Option Plan pursuant to which each current and future director of the Company will receive an option to purchase 25,000 shares of Common Stock. See "Stock Option Grants."

INDEMNIFICATION

     Under Section 145 of the Delaware General Corporation Law ("DGCL"), the Company has the power to indemnify directors and officers under certain prescribed circumstances and subject to certain limitations against certain costs and expenses, including attorney's fees, actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative, or investigative, to which any of them is a party by reason of his being a director or officer of the Company if it is determined that he acted in accordance with the applicable standard of conduct set forth in such statutory provisions. The Company's Bylaws provide that the Company shall indemnify each person who may be indemnified pursuant to Section 145, as amended from time to time (or any successor provision thereto), to the fullest extent permitted by Section 145. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain relationships among the Company, its management and affiliates, including Freedom, create various potential and actual conflicts of interest.
In situations where there will be an ongoing relationship with related parties, including the purchase of services or products or the making of loans, it is the Company's policy that all such material affiliated transactions and loans will be made or entered into on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties. It is the Company's policy that a majority of the independent and disinterested directors will be required to approve continuation or initiation of such a relationship and will periodically review such transactions to assure that they meet the aforementioned standard.

     In connection with the exercise of certain options by Kiran Gandhi, a former director of the Company, during fiscal year 1986, a two-year promissory note bearing a variable rate of interest adjusted semi-annually was delivered to the Company. The note was collateralized by Common Stock. On December 28, 1990, the Company and Mr. Gandhi agreed to a settlement pursuant to which Mr. Gandhi returned 94,999 shares of Common Stock to the Company, paid $20,000 cash and agreed to provide monthly consulting services to the Company. Mr. Gandhi also agreed to pay the Company an additional $80,000, with interest at 10% per annum and payable in 133 monthly installments of $1,000; in February 1992, the Company agreed to reduce the interest rate of the note to the prime rate (6.5%), with the remaining balance to be paid in 97 monthly installments. Furthermore, the settlement provided that the Company would consider the note as paid in full if Mr. Gandhi were not reelected as, or removed as, a director of the Company. In connection with the settlement, the Company wrote off the $190,040 balance of the note. In connection with the Equity Infusion described below and Mr. Gandhi's resignation as a director, the remaining balance of the note of $66,866 was forgiven. The above transactions between the Company and Mr. Gandhi were not on terms at least as favorable to the Company as those that might have been obtained on arm's length negotiations with unaffiliated third parties.

     Kiran Gandhi and Ronald P. Perella served as consultants to the Company to assist the Company in identifying and reviewing businesses to merge with or be acquired by the Company. Mr. Gandhi received a total of $10,000 for his services during the year ended December 31, 1993. Mr. Perella received a total of $34,416.67 for his services during the year ended December 31, 1994 and $35,000 during the year ended December 31, 1993.

     Freedom and Holding may each be deemed to be a "parent" of the Company as such term is defined in the rules promulgated under the Exchange Act. For information with respect to the ownership of stock in Freedom and Holding, see "Security Ownership of Certain Beneficial Owners and Management" elsewhere herein.

     Pursuant to a Stock Purchase Agreement, on March 31, 1993, the Company sold 603,000 shares of Common Stock to Freedom for total cash consideration of $874,350 ($1.45 per share) (the "Equity Infusion"). In addition, the Company granted Freedom options to purchase an additional 1,750,000 shares of Common Stock at an exercise price of $1.45 per share, exercisable at any time before the fifth anniversary of the closing. The Stock Purchase Agreement provided that if the Common Stock was delisted from the Nasdaq SmallCap Market pursuant to a proceeding commenced before 181 days after March 31, 1993 (regardless of whether the Common Stock was subsequently relisted), (i) the effective per share purchase price would be adjusted to $1.25, the purchase price would remain at $874,350 and the number of shares sold to Freedom would be increased to 699,480 shares, and (ii) the per share price pursuant to the options granted to Freedom would be adjusted to $1.25 and the number of shares which would be available to be purchased pursuant to the option would be increased to 2,030,000.

     By letter dated April 7, 1993, the Company received notice that, following review of the Company's submissions concerning the Equity Infusion, the Nasdaq Stock Market would delist the Common Stock effective April 8, 1993. As a result of the delisting of the Common Stock and pursuant to the Stock Purchase Agreement, the Company issued an additional 96,480 shares of Common Stock to Freedom and the exercise price per share of the options was reduced to $1.25 per share and the number of shares subject to the options increased to 2,030,000. The Common Stock was later relisted following appeal and review by the Nasdaq Qualifications Committee.

     On August 26, 1994, and October 4, 1994, Freedom exercised its option in part to purchase 400,000 shares and 300,000 shares of Common Stock, respectively. Freedom retains an option to purchase 1,130,000 shares at an exercise price of $1.25 per share.

     In connection with this Stock Purchase Agreement, the Company terminated its sole employee as of March 31, 1993. As part of the Stock Purchase Agreement, the Company paid the former employee a $125,000 severance payment.

     In connection with the sale of the Company's previously majority-owned subsidiary, Sports-Tech International, Inc., in July 1991 to Sports-Tech, Inc. ("Sports-Tech") for $40,000 cash, the Company sold to Sports-Tech a three-year Warrant to purchase up to 400,000 shares of the Company's Common Stock at an aggregate purchase price of $1,000,000. As a result of the Equity Infusion by Freedom, the shares issuable under this Warrant increased to 651,752 shares. On July 28, 1994, Sports-Tech exercised the Warrant and purchased the 651,752 shares at a per share exercise price of approximately $1.534. Pursuant to the request by Sports-Tech in accordance with the Warrant, the Company filed a registration statement with the Securities and Exchange Commission with respect to the resale of these shares. On March 9, 1995, Sports-Tech informed the Company that it had sold all 651,752 shares.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date concerning each stockholder known to the Company to own beneficially more than five percent of the outstanding Common Stock of the Company, and information regarding beneficial ownership of Common Stock and the Class B Common Stock of Freedom and the Common Stock of Holding by each director and executive officer, and all directors and executive officers as a group. Of the 1,349,480 shares of the Company's Common Stock currently held of record by Freedom, 1,099,480 shares have been pledged by Freedom to a bank to secure a $1,250,000 line of credit. Information is provided with respect to the ownership of stock in Freedom and Holding because Freedom and Holding may each be deemed to be a "parent" of the Company as such term is defined in the rules promulgated under the Securities Exchange Act of 1934. Holding's sole business currently is to hold shares of Freedom.


                                           THE COMPANY                         FREEDOM                        HOLDING
                                           -----------                         -------                        -------

                                                     Percent
 Directors and                      Number of          of              Number of     Percent of      Number of     Percent of
 Executive Officers                 Shares(1)       Class(2)           Shares(1)      Class(3)       Shares(1)      Class(4)
 ------------------                 ---------       --------           ---------      --------      ----------      --------

 W. B. Collett . . . . . . .     2,704,480(5)          60.4%        1,000,372(6)          84.2%         407(7)         81.4%

 Robert L. Hurd  . . . . . .        26,000(8)              *          108,639              9.1%         ---              ---

 W. B. Collett, Jr.. . . . .              ---            ---           40,000(9)           3.3%          88            17.6%

 Timothy L. Hensley. . . . .              ---            ---           40,000(9)           3.3%           5             1.0%

 Gary E. Bowman. . . . . . .           500                 *              ---               ---         ---              ---

 George W. Galloway, Jr. . .              ---            ---              ---               ---         ---              ---

 Roland M. Howell. . . . . .       300,000(10)          9.6%              ---               ---         ---              ---

 All current directors and
 officers as a group (8
 persons). . . . . . . . . .     3,162,830(11)         69.8%        1,189,011(12)         93.7%         500(7)          100%

 5% BENEFICIAL OWNERS

 Freedom Financial
 Corporation(13) . . . . . .     2,679,480(14)         60.2%             N/A                N/A         N/A              N/A

 WJA Realty Limited
 Partnership . . . . . . . .       200,000(15)          6.4%             N/A                N/A         N/A              N/A
 P.O. Box 1439
 Tulsa, Oklahoma
 74101

 Roland M. and Dorothy V.
  Howell . . . . . . . . . .       300,000(10)          9.6%             N/A                N/A         N/A              N/A
 Plaza Venetia; Suite 22A-B
 555 N.E. 15th Street
 Miami, Florida 33132

 Casino America, Inc.. . . .       300,000(16)          9.6%             N/A                N/A         N/A              N/A
 711 Washington Loop
 Biloxi, Mississippi  39530

- - ------------------------------
*  Represents less than 1% of class.

(1) Based upon information furnished to the Company by the named person, and information contained in filings with the Securities and Exchange Commission (the "Commission"). Under the rules of the Commission, a person is deemed to beneficially own shares over which the

                                      - 9 -

     person has or shares voting or investment power or which the person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the named persons have sole voting and investment power with respect to shares shown by them.

(2) Based on 3,119,246 shares outstanding as of the Record Date. Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage of class of the person holding such options but are not deemed outstanding for computing the percentage of class for any other person.

(3) Based on 1,188,613 shares outstanding as of the Record Date. Class B Common Stock is the only class of Freedom's capital stock issued and outstanding. Shares of Freedom common stock subject to exercisable options or options exercisable within 60 days are deemed outstanding for computing the percentage of class of the person holding such options but are not deemed outstanding for computing the percentage of class for any other person.

(4)  Based on 500 shares outstanding as of the Record Date.

(5) Includes 2,679,480 shares beneficially owned by Freedom, including 1,330,000 shares which Freedom currently has the right to acquire. See
     Note 13. Mr. Collett may be deemed to beneficially own the shares held by Freedom, although he disclaims beneficial ownership of such shares. Includes 25,000 shares that Mr. Collett may purchase pursuant to exercisable options.

(6) Includes 1,000,372 shares owned by Holding. Mr. Collett may be deemed to beneficially own the shares held by Holding, although he disclaims beneficial ownership of such shares.

(7) Includes 77 shares owned by Mr. Collett's former spouse for which he has sole voting power, but no power of disposition.

(8) Includes 1,000 shares owned by the Hurd Family Partnership, L.P., of which Mr. Hurd is general partner. Includes 25,000 shares that Mr. Hurd may purchase pursuant to exercisable options.

(9) Includes 40,000 shares that may be purchased pursuant to exercisable options under Freedom's stock option plan.

(10) Of the 300,000 shares, Mr. and Mrs. Howell own 155,000 shares as joint tenants and share voting and investment power, and Mrs. Howell owns 145,000 shares individually and retains sole voting and investment power with respect to these shares. Mr. Howell disclaims beneficial ownership with respect to the shares held by his wife.

(11) Includes 1,415,000 shares which may be acquired by all directors and officers as a group pursuant to exercisable options, including options for 1,330,000 shares owned by Freedom. See Note 5.

(12) Includes 80,000 shares which may be acquired upon the exercise of stock options by all directors and officers as a group.


                                     - 10 -

(13) The address of Freedom Financial Corporation is 2669 Charlestown Road, New Albany, Indiana 47150. The business address of W. B. Collett is 1750 South Kings Highway, Fort Pierce, Florida 34945-3099. The address of Freedom Holding, Inc. is P.O. Box 216, Floyds Knobs, Indiana 47119.

(14) Includes 1,330,000 shares which Freedom currently has the right to acquire. Of the remaining 1,349,480 shares, 1,099,480 shares have been pledged by Freedom to a bank to secure a $1,250,000 line of credit. See also Note 17.

(15) Roger M. Wheeler, Jr. and E.H.P. Corporation (wholly owned by Pamela W. Norberg) are the general partners of WJA Realty Limited Partnership. As the general partners, each may be deemed to share with the other voting and dispositive power with respect to the shares.

(16) Casino America, Inc. owns 22,500 shares of Freedom's 7% Series AA Mandatorily Redeemable Preferred Stock (the "Freedom Preferred Stock"). Until October 4, 1999, the Freedom Preferred Stock is convertible into 150,000 shares of the Company's Common Stock owned by Freedom if at the time of conversion Florida law permits casino style gaming at the Fronton and 300,000 shares if at the time of conversion Florida law does not permit casino style gaming at the Fronton.

                 APPROVAL OF 1994 NONQUALIFIED STOCK OPTION PLAN

     Subject to stockholder approval, on April 21, 1994, the Board of Directors established the 1994 Nonqualified Stock Option Plan (the "1994 Plan"). Appendix A is the full text of the 1994 Plan. The summary description below is qualified in its entirety by reference to Appendix A for the complete terms of the 1994 Plan.

PURPOSE

     The Company adopted the 1994 Plan for certain key Company employees to, among other things, (a) increase the profitability and growth of the Company;
(b) provide competitive executive compensation while obtaining the benefits of tax deferral; (c) attract and retain exceptional personnel and encourage excellence in the performance of individual responsibilities; and (d) motivate key employees to contribute to the Company's success.

ADMINISTRATION

     The 1994 Plan will be administered by a Committee of disinterested directors (as defined by Rule 16b-3 of the Securities Exchange Act of 1934, as amended) appointed by the Board or, if the Board does not appoint a Committee, all of the disinterested directors on the Board will carry out the Committee's duties under the 1994 Plan.

     Subject to the express terms and conditions of the 1994 Plan, the Committee will have full power to construe and interpret the 1994 Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for its administration. Such determination will be final and binding on all persons having any interest in the 1994 Plan.

PARTICIPATION

     The Committee will designate key employees (the "Participants") of the Company who have substantial responsibility in management or are otherwise responsible for the Company's financial success as Participants in the 1994 Plan from time to time, provided that no person who was a member of the Board on April 21, 1994 (the date of Board adoption of the 1994 Plan) will be eligible to receive grants under the 1994 Plan. Once designated as Participants, those employees will be awarded stock options (the "Options") by the Committee, based on their contribution to the Company as determined in the discretion of the Committee. Directors who are not otherwise employees of the Company may not be awarded Options under the 1994 Plan.

     The specific benefits that may be received by a particular person under the 1994 Plan are not determinable. On April 21, 1994, subject to stockholder approval, options for 50,000 shares of Common Stock were granted to W. Bennett Collett, Jr., and options for 25,000 shares of Common Stock were granted to Timothy L. Hensley, each with a exercise price of $7.50 per share. No other grants have been made under the 1994 Plan. As of May 23, 1995, the closing bid quotation on the NASDAQ SmallCap Market was $5.50 per share.

SHARES AVAILABLE FOR ISSUANCE

     Options may be granted under the 1994 Plan by the Company from time to time to purchase shares of authorized but unissued Common Stock, provided that the number of shares that may be granted to any Participant under the 1994 Plan will be reasonable in relation to the purpose of the 1994 Plan and the needs of the Company. The aggregate number of shares of Common Stock that may be issued under the Plan will not exceed 5% of the shares of Common Stock outstanding from time to time, and shall be increased automatically upon increases in the number
of shares outstanding.   Shares of Common Stock that, by reason of the
expiration of an Option or otherwise, are no longer subject to purchase pursuant to an unexercised Option granted under the 1994 Plan, may be re-optioned under the 1994 Plan.

ADJUSTMENTS

     In the event of any merger, reorganization, consolidation, recapitalization, stock split, stock dividend, combination of shares, rights offering or other change in the corporate structure of the Company, the number of shares of Common Stock to which Options may be granted to Participants under the 1994 Plan, the number of shares of Common Stock for which Options have already been issued, and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares or division or consolidation of shares, or the payment of a stock dividend after the effective date of the 1994 Plan, or other increase or decrease in such shares effected without receipt of consideration by the Company.

     If the Company shall at any time merge or consolidate with or into another corporation or association, the holder of each Option will thereafter receive, upon the exercise thereof, the securities or property to which a holder of the number of shares of Common Stock then deliverable upon the exercise of such Option would have been entitled upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of the 1994 Plan will thereafter be applicable, as nearly as is reasonably possible, in relation to any securities or property thereafter deliverable upon the exercise of such Option. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes and any merger or consolidation shall be deemed a Change in Control as defined in the 1994 Plan.

GRANTS OF STOCK OPTIONS

     The exercise price shall be determined by the Committee as of the date of grant provided that the price per share shall not be less than an amount determined as follows as of the grant date:

          (i) if the Common Stock is not listed on such date on any national securities exchange, the last sales price (or, if none on that date, on the most recent date on which there was a last sales price quotation), as reported by the National Association of Securities Dealers Automated Quotation System, the National Quotation Bureau, Incorporated, or other similar service selected by the Committee;

          (ii) if the Common Stock is neither listed on such date on a national securities exchange nor traded in the over-the- counter market, the fair market value of a share on such date as determined in good faith by the Committee; or

          (iii) if the Common Stock is listed on such date on one or more national securities exchanges, the last reported sale price of a share on such date as recorded on the composite tape system or, if such system does not cover the Common Stock, the last reported sale price of a share on such date on the principal national securities exchange on which the Common Stock is listed or, if no sale of Common Stock took place on such date, the last reported sale price of a share on the most recent day on which a sale of a share took place as recorded by such system or on such exchange, as the case may be.

     Unless sooner exercised or terminated according to the terms of the 1994 Plan, Options granted pursuant to the 1994 Plan will expire on the day ten years following stockholder approval of the 1994 Plan.

     The Committee will determine the rate at which a Participant shall earn the right to exercise Options. The Committee may award Options that are immediately exercisable or may award Options a percentage of which become exercisable after each twelve month anniversary of the Grant Date. The Participant's unexercised right to purchase shares of Common Stock will cumulate and carry-over to subsequent twelve month periods.

PAYMENT UPON EXERCISE OF OPTIONS

     Payment of the full exercise price for Common Stock will be made (i) in cash; (ii) by the Participant's election to have the Company retain that number of shares subject to such Option having an aggregate fair market value (as determined by the Committee) equal to the aggregate exercise price of the Option, provided that only Common Stock for which Options were granted more than six months before the exercise date may be used for such purpose; (iii) by tender to the Company of shares of Common Stock owned by the Participant equal in value (as determined by the Committee) to the aggregate exercise price; or
(iv) by any combination thereof. Common Stock will not be issued upon exercise of the Option unless and until withholding taxes, if any, imposed by any governmental entity have been satisfied. Payment for any withholding tax due on exercise of an Option may be made in cash, or, in the Committee's discretion, the Participant may elect for the Company to reserve an amount of Common Stock subject to Options equal in value to the tax liability owed, provided that the written notice of exercise is delivered to the Committee and the exercise price is paid within the quarterly window period beginning two business days after the Company's earnings statement is released and ending twelve business days thereafter.

ASSIGNMENT

     No Option will be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of a Participant, an Option is exercisable only by that Participant. Options cannot be pledged or hypothecated in any way, and will not be subject to any execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of an Option contrary to the provisions of the Plan, or the levy of any process upon an Option, will be null, void and without effect.

TERMINATION OF EMPLOYMENT

     If a Participant's employment is terminated due to his retirement, death or disability, the Participant or his personal representative shall have the right, subject to certain provisions of the 1994 Plan, to exercise his Option at any time within one year after such termination to the extent he was entitled to exercise the Option immediately before such termination. Options will expire unless exercised within such one-year period.

     If a Participant's employment is terminated for any reason other than retirement, death, disability, or for Cause (as defined in the 1994 Plan), the Participant will have the right, subject to certain provisions of the 1994 Plan, to exercise his Option with respect to shares that were immediately exercisable at termination, within three months after such termination. Options will expire unless exercised within such period.

     If a Participant's employment is terminated for Cause before retirement, death or disability, the Participant forfeits all unexercised Options. A Participant will not be deemed to be terminated for Cause unless and until the Board adopts a resolution to that effect.

CHANGE IN CONTROL

     Upon a Change in Control (as defined in the 1994 Plan), all Options that have not already expired pursuant to 1994 Plan, shall be 100% exercisable by the Participant. In addition, should the Participant's employment be terminated by the Company without Cause (as defined in the 1994 Plan) within one year following a Change in Control, or should the Participant voluntarily terminate employment within three years following a Change in Control due to (i) a reduction in his compensation or benefits, (ii) a significant reduction in his position or responsibilities with the Company, or (iii) a relocation of the Company's principal executive offices such that the Participant must travel more than 30 additional miles to work, then, notwithstanding Section 5.3 of the 1994 Plan, the Options granted that Participant shall continue to be exercisable for the entire Option Period.

TERMINATION AND AMENDMENTS

     The 1994 Plan will terminate on April 21, 2004.    Termination of the 1994
Plan will not alter or impair, without the consent of a Participant, any of the rights or obligations of the Company or a Participant concerning any Option previously granted under the Plan or Common Stock subject to the restrictions on transfer of the 1994 Plan.

     The Board may, from time to time, alter or amend the administrative provisions of the 1994 Plan. Without a Participant's consent, however, no amendment, suspension, or termination of the 1994 Plan will alter or impair a Participant's rights with respect to already granted Options.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The following description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     The Plan allows the Committee to grant nonqualified stock options ("NQSO's"). The holder of a NQSO does not recognize taxable income as a result of the grant of a NQSO. However, upon the exercise of a NQSO (whether the purchase price is paid in cash or partly or entirely with shares of common stock already owned by the optionee), an optionee recognizes ordinary income in an amount equal to the difference between the fair market value of the shares issued on the date of exercise, and the exercise price. That same amount is subject to applicable income tax withholding requirements and is generally deductible for tax purposes by the Company. The tax basis of shares purchased upon exercise of a NQSO is the fair market value of the shares on the date of exercise. If shares of Common Stock received upon exercise of a NQSO are held as a capital asset for more than one year (including the tacking of the holding period of any surrendered shares onto the holding period of any shares received in exchange for shares surrendered), any gain or loss recognized upon the sale of such shares will be taxed as long-term capital gain or loss.

     When an officer who is subject to Section 16(b) of the Exchange Act exercises a NQSO, he will generally be taxed on the exercise date on the difference between the option exercise price and the then-existing market value if at least six months has elapsed from the grant of the option. If at least six months has not elapsed from the grant of the option, the determination of when the gain for an option exercise becomes taxable is governed by Section 83 of the Code. Section 83 of the Code addresses the taxation of profits that are "subject to a substantial risk of forfeiture."

APPROVAL

     Approval of the 1994 Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

     FOR THE REASONS STATED HEREIN, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE 1994 PLAN.

          APPROVAL OF GRANT OF STOCK OPTIONS TO CHIEF EXECUTIVE OFFICER

     Subject to stockholder approval, in accordance with an unanimous written consent dated May 8, 1995, the Board of Directors issued the 1995 Chief Executive Officer Stock Option Grant (the "CEO Stock Option") to W. Bennett Collett, the Company's Chairman and Chief Executive Officer, to purchase up to 300,000 shares of Common Stock at an exercise price per share of $5.00. The Board of Directors noted that Mr. Collett has served as the Company's Chairman and Chief Executive Officer since March 1993 without cash compensation. The Board determined that Mr. Collett had expended an extraordinary amount of time on behalf of the Company and made significant contributions to the success of the Company. The Board also deemed it to be in the Company's best interest to grant Mr. Collett the CEO

Stock Option to partially compensate him for past services and to provide an incentive for him to continue to contribute to the welfare and success of the Company. Appendix B is the full text of the CEO Stock Option. The summary description below is qualified in its entirety by reference to Appendix B for the complete terms of the CEO Stock Option.

     The CEO Stock Option will terminate unless ratified by the stockholders of the Company before its exercise. The option is exercisable in whole or in part, from time to time, on and after November 8, 1995. The option expires on May 8, 2000. The exercise price per share was determined to be the mean of the high and low market price for which the Common Stock was quoted on the NASDAQ SmallCap Market on May 8, 1995.

     The CEO Stock Option may be exercised in whole or part, from time to time, by Mr. Collett tendering to the Company the aggregate purchase price of the shares of Common Stock being purchased. The option is non-transferable except by operation of law. The number of shares of Common Stock and the purchase price of such shares will be appropriately adjusted for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of such shares through a reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a Common Stock dividend or other increase or decrease in the number of shares effected without receipt of consideration by the Company. Upon the exercise of the option, the Company will have the right to require Mr. Collett to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements.

     Mr. Collett did not recognize taxable income as a result of the grant of CEO Stock Option. However, upon the exercise of the option, Mr. Collett will recognize ordinary income in an amount equal to the difference between the fair market value of the shares issued on the date of exercise, and the exercise price. That same amount is subject to a applicable income tax withholding requirements and is generally deductible for tax purposes by the Company. The tax basis of shares purchased upon exercise of the CEO Stock Option is the fair market value of the shares on the date of exercise. If shares of Common Stock received upon exercise of the CEO Stock Option are held as a capital asset for more than 1 year, any gain or loss recognized upon the sale of such shares will be taxed as long-term capital gain or loss. The above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Approval of the CEO Stock Option requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

     FOR THE REASONS STATED HEREIN, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE CEO STOCK OPTION.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     King & Company, PSC, serves as the Company's independent public accountants and audited the Company's financial statements for the fiscal year ending December 31, 1994, following the engagement of King & Company, PSC, on January 9, 1995. It is anticipated that a representative of King & Company, PSC, will be present at the Annual Meeting, will have an opportunity to make a statement should he desire to do so, and will be available to respond to appropriate questions.

     For the past several years, Arthur Andersen & Co. has been engaged by the Company to audit the Company's financial statements. On January 9, 1995, the Company dismissed Arthur Andersen & Co. Arthur Andersen & Co's accountant's reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principles. The decision to dismiss Arthur Andersen & Co. and to engage other accountants was approved by the Company's Board of Directors. During the Company's two most recent fiscal years and the interim period preceding the dismissal of Arthur Andersen & Co., there were no disagreements between the Company and Arthur Andersen & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen & Co., would have caused Arthur Andersen & Co. to make a reference to the subject matter of the disagreement in connection with its reports.

                            EXPENSES OF SOLICITATION

     All expenses incurred in connection with the solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names. Solicitation may be undertaken by mail, telephone and personal contact by directors, officers and employees of the Corporation without additional compensation.

                 STOCKHOLDERS' PROPOSALS FOR 1996 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1996 Annual Meeting of Stockholders must be received by the Corporation on or before February 2, 1996, to be eligible for inclusion in the Corporation's proxy statement and proxy relating to that meeting.

                                OTHER INFORMATION

     Management does not know of any matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the meeting. As to any other matter or proposal that may properly come before the meeting, it is intended that proxies solicited will be voted in accordance with the discretion of the proxy holders.

     The form of proxy and the proxy statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

     A COPY OF THE CORPORATION'S FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1994, WITHOUT EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO: TIMOTHY L. HENSLEY, FLORIDA GAMING CORPORATION, P.O. BOX 3027, LOUISVILLE, KENTUCKY 40201.

                                   APPENDIX A


                         NONQUALIFIED STOCK OPTION PLAN


                           FLORIDA GAMING CORPORATION



     Florida Gaming Corporation (the "Company") hereby establishes a Nonqualified Stock Option Plan (the "Plan"), effective April 21, 1994, for the benefit of its employees.

                                     PURPOSE

     The Company adopts this compensation program for certain key Company employees to, among other things, (a) increase the profitability and growth of the Company; (b) provide competitive executive compensation while obtaining the benefits of tax deferral; (c) attract and retain exceptional personnel and encourage excellence in the performance of individual responsibilities; and (d) motivate key employees to contribute to the Company's success.

                                   PLAN TERMS

                            SECTION 1. -- DEFINITIONS

     As used in this Plan, the following terms or phrases shall have the meanings set forth below:

          1.   "Board" means the Board of Directors of the Company.

          2. "Committee" means the Committee, if any, appointed by the Board pursuant to Section 2.1.

          3. "Disability" means either a physical or mental condition of a Participant resulting from a bodily injury or disease or mental disorder which renders a Participant incapable of continuing the further performance of the Participant's normal employment activities with the Company.

          4. "Exercise Price" means the price to be paid for each share of Option Stock as set by the Committee, provided that the price per share shall not be less than an amount determined as follows as of the Grant Date:

               (i) if the Stock is not listed on such date on any national securities exchange, the last sales price (or, if none on that date, on the most recent date on which there was a last sales price quotation), as reported by the National Association of Securities Dealers Automated Quotation System, the National Quotation Bureau, Incorporated, or other similar service selected by the Committee;

               (ii) if the Stock is neither listed on such date on a national securities exchange nor traded in the over-the counter market, the fair market value of a share on such date as determined in good faith by the Committee; or

               (iii) if the Stock is listed on such date on one or more national securities exchanges, the last reported sale price of a share on such date as recorded on the composite tape system or, if such system does not cover the Stock, the last reported sale price of a share on such date on the principal national securities exchange on which the Stock is listed or, if no sale of Stock took place on such date, the last reported sale price of a share on the most recent day on which a sale of a share took place as recorded by such system or on such exchange, as the case may be.

          E.   "Grant Date" means the date on which an Option is granted.

          F. "Option" means a nonqualified stock option as governed by Section 83 of the Internal Revenue Code of 1986, as amended (the "Code") granted to a Participant and affording the Participant the right to purchase Option Stock under a Stock Option Agreement prepared pursuant to this Plan.

          G. "Option Period" shall mean the ten-year period beginning on the later of the Grant Date or the date the Company's shareholders approve this Plan.

          H. "Option Stock" means Stock subject to an Option or Stock issued upon the exercise of an Option.

          I. "Participant" means any key employee of the Company chosen by the Committee to participate in this Plan in accordance with Section 3.

          J.   "Plan" means this Nonqualified Stock Option Plan.

          K. "Stock" means the shares of the Company's $0.10 par value common stock authorized pursuant to the Company's Articles of Incorporation.

          L. "Stock Option Agreement" means the written agreement between the Company and a Participant evidencing the grant of an Option.

                          SECTION II. -- ADMINISTRATION

          A. GOVERNANCE. This Plan shall be administered by a Committee of disinterested directors (as defined by Rule 16b-3 of the Securities Exchange Act of 1934, as amended) appointed by the Board or, if the Board does not appoint a Committee, all of the disinterested directors on the Board shall carry out the Committee's duties under this Agreement. The number of Committee members shall be determined by the Board. The Board shall add or remove members from the Committee as the Board sees fit, and vacancies shall be filled by the Board.
The Committee shall select one of its members as the chairperson of the Committee and shall hold meetings at such times and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Committee, may make such rules and regulations for the conduct of its business as it shall deem advisable. Written action of the Committee may be taken by a majority of its members, and actions so taken shall be fully effective as if taken by a vote of a majority of the members at a meeting duly called and held. A majority of Committee members shall constitute a quorum for purposes of meeting. The act of a majority of the members present at any meeting for which there is a quorum shall be a valid act of the Committee.

          B. POWER TO INTERPRET PLAN. Subject to the express terms and conditions of the Plan, the Committee shall have full power to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for its administration. Such determination shall be final and binding on all persons having any interest in the Plan.

          C. EXCULPATION. No member of the Committee or the Board shall be liable for actions or determination made in good faith with respect to the Plan, or for awards under it.

                          SECTION III. -- PARTICIPATION

     The Committee shall designate key employees of the Company who have substantial responsibility in management or are otherwise responsible for the Company's financial success as Participants in this Plan from time to time, provided that no person who is a member of the Board at the Effective Date of the Plan shall be eligible to receive Options under the Plan. Once designated as Participants, those employees shall be awarded Stock Options by the Committee, based on their contribution to the Company as determined in the discretion of the Committee. Directors who are not otherwise employees of the Company may not be awarded Options under the Plan.

                      SECTION IV. -- STOCK SUBJECT TO PLAN

     Options may be granted under this Plan by the Company from time to time to purchase shares of authorized but unissued Stock, provided that the number of shares that may be granted to any Participant under the Plan shall be reasonable in relation to the purpose of the Plan and the needs of the Company. The aggregate number of shares of Stock that may be issued under the Plan shall not exceed 5% of the shares of Stock outstanding from time to time, and shall be increased automatically upon increases in the number of shares outstanding. Option Stock that, by reason of the expiration of an option or otherwise, is no longer subject to purchase pursuant to an unexercised Option granted under the Plan, may be re-optioned under the Plan.

           SECTION V. -- TERMINATION OF EMPLOYMENT; ADJUSTMENTS; ETC.

          A. RETIREMENT, DEATH OR DISABILITY. If a Participant's employment is terminated due to his retirement, death or Disability, the Participant or his personal representative shall have the right, subject to Section 6.3, to exercise his Option at any time within one year after such termination to the extent he was entitled to exercise the Option immediately prior to such termination. Options shall expire unless exercised within such one-year period. The Committee retains the sole right and discretion to determine if termination is due to retirement or Disability for purposes of this Section.

          B. OTHER TERMINATION. If a Participant's employment is terminated for any reason other than retirement, death, Disability, or for "Cause" as defined below, the Participant shall have the right, subject to Section 6.3, to exercise his Option with respect to shares that were immediately exercisable at termination, within three months after such termination. Options shall expire unless exercised within such period.

          C. TERMINATION FOR CAUSE. In the event a Participant's employment is terminated for Cause before retirement, death or Disability, the Participant forfeits all unexercised Options. A Participant shall not be deemed to be terminated for Cause unless and until the Board adopts a resolution to that effect. For purposes of this Section,

               1. Termination for "Cause" means the termination of a Participant's employment due to the Board's determination that the Participant:


          (1) willfully failed to substantially perform employment duties; or

          (2)  willfully and materially injured the Company.

               2. "Willful" means the commission or omission of any act not in good faith and without reasonable belief that the conduct was in the best interest of the Company.

          D. ADJUSTMENT OF OPTIONS ON RECAPITALIZATION OR REORGANIZATION. In the event of any merger, reorganization, consolidation, recapitalization, stock split, stock dividend, combination of shares, rights offering or other change in the corporate structure of the Company, the number of shares of Stock to which Options may be granted to Participants under the Plan, the number of shares of Option Stock, and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares or division or consolidation of shares, or the payment of a stock dividend after the effective date of this Plan, or other increase or decrease in such shares effected without receipt of consideration by the Company.

     If the Company shall at any time merge or consolidate with or into another corporation or association, the holder of each Option will thereafter receive, upon the exercise thereof, the securities or property to which a holder of the number of shares of Stock then deliverable upon the exercise of such Option would have been entitled upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this Plan shall thereafter be applicable, as nearly as is reasonably possible, in relation to any securities or property thereafter deliverable upon the exercise of such Option. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes and any merger or consolidation shall be deemed a Change in Control as defined in Section 7.

                       SECTION VI. -- TERMS AND CONDITIONS

          A. OPTIONS. Options shall be nonqualified stock options. Options granted pursuant to the Plan shall be evidenced by Stock Option Agreements in such form and subject to such conditions, not inconsistent with the Plan, as the Committee shall from time to time approve, and shall reflect the provisions of this Section 6.

          B. EXERCISE PRICE. The Exercise Price shall be determined by the Committee as of the Grant Date in accordance with Section 1.4.

          C. TERM. Unless sooner exercised or terminated according to the terms of this Plan, Options granted pursuant to the Plan shall expire on the last day of the Option Period.

          D. EXERCISE. The Committee shall determine that rate at which a Participant shall earn the right to exercise Options, which shall be set forth in the Option Agreement. The Committee may award Options that are immediately exercisable or may award Options a percentage of which become exercisable after each twelve month anniversary of the Grant Date. The Participant's unexercised right to purchase shares of Stock shall cumulate and carry-over to subsequent twelve month periods.

          E. MANNER OF EXERCISE. To the extent that the right to purchase Option Stock has accrued hereunder, Participants shall exercise Options in compliance with the following terms.

               1. METHOD OF EXERCISE. Participants shall exercise the Option by written notice, which shall:

                   (i) State the election to exercise the Option, the number of whole shares of Option Stock exercised, the person(s) in whose name(s) the stock certificate(s) for such shares of Option Stock is (are) to be registered, including pertinent address(es) and Social Security number(s);

                  (ii) Contain such representations and warranties as may be required by any applicable law or regulation;

                 (iii)   Be signed by the Participant;

                  (iv) Be in writing and be delivered in person or by certified mail to the Committee within the Option Period.

               2. PAYMENT UPON EXERCISE OF OPTION. Payment of the full Exercise Price for Option Stock shall be made (i) in cash; (ii) by the Participant's election to have the Company retain that number of shares subject to such Option having an aggregate fair market value (as determined by the Committee) equal to the aggregate Exercise Price of the Option, provided that only Option Stock that was granted more than six months before the exercise date may be used for such purpose; (iii) by tender to the Company of shares of Stock owned by the Participant equal in value (as determined by the Committee) to the aggregate Exercise Price; or (iv) by any combination thereof. Payment or an election to have Option Stock retained shall be accompanied by a written notice of exercise as described in Section 6.5(a) above. Stock shall not be issued upon exercise of the Option unless and until withholding taxes, if any, imposed by any governmental entity have been satisfied. Payment for any withholding tax due on exercise of an Option may be made in cash, or, in the Committee's discretion, the Participant may elect for the Company to reserve an amount of Option Stock equal in value in the tax liability owed, provided that the written notice of exercise is delivered to the Committee and the Exercise Price is paid within the quarterly window period beginning two business days after the Company's earnings statement is released and ending twelve business days thereafter.

               3. TRANSFER TO PARTICIPANTS. As soon as practicable following receipt of notice and payment, the Company shall, without transfer or issue tax to the Participant (or other person entitled to exercise the Option), deliver to the Participant (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares against full payment of the Exercise Price of each of such share(s); provided however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. If the Participant (or other person entitled to exercise the Option) fails to accept delivery of and to pay for all or any number of shares specified in such notice upon tender thereof, the right to exercise the Option with respect to such undelivered shares shall terminate immediately.

               4. SECURITIES LAWS. Stock shall not be issued pursuant to the exercise of an Option, unless issuance and transferability of the Stock shall comply with all relevant provisions of law, including but not limited to the (i) limitations, if any, imposed by the State of Florida or other applicable state securities laws; and (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the Securities and Exchange Commission. The Committee, in its sole discretion, shall determine if issuance of Stock complies with all relevant provisions of law.

          F. NONTRANSFERABILITY OF STOCK OPTIONS. No Option shall be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of a Participant, an Option is exercisable only by that Participant. Options shall not be pledged or hypothecated in any way, and shall not be subject to any execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of an Option contrary to the provisions of the Plan, or the levy of any process upon an Option, shall be null, void and without effect.

                        SECTION VII. -- CHANGE IN CONTROL

          7.1  OPTIONS EXERCISABLE UPON CHANGE IN CONTROL.  Notwithstanding
Section 6.4, upon a Change in Control as defined in Section 7.2, all Options that have not already expired pursuant to Sections 5 or 6.3, shall be 100% exercisable by the Participant under all Stock Option Agreements. In addition, should the Participant's employment be terminated by the Company without Cause (as defined in Section 5.3) within one year following a Change in Control, or should the Participant voluntarily terminate employment within three years following a Change in Control due to (i) a reduction in his compensation or benefits, (ii) a significant reduction in his position or responsibilities with the Company, or (iii) a relocation of the Company's principal executive offices such that the Participant must travel more than 30 additional miles to work, then, notwithstanding Section 5.3, the Options granted that Participant shall continue to be exercisable for the entire Option Period.

          7.2 DEFINITION. "Change of Control" of the Company shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14(A) of Regulation 14(A) promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if: (i) any "person" as such term is used in Section 13(d) and 14(d) of the Exchange Act is or becomes the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding stock if that person does not at the effective date of this Plan hold stock; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the business of the Company is disposed of by the Company pursuant to a partial or complete liquidation of the Company, sale of assets of the Company, or otherwise. A Change in Control shall also be deemed to occur if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control, (ii) any person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control, or (iii) the Board adopts a resolution to the effect that a potential Change in Control for purposes of this Plan has occurred.

                    SECTION VIII. -- MISCELLANEOUS PROVISIONS

          A. RIGHTS AS A SHAREHOLDER. Participants shall have no rights as shareholders with respect to any unexercised Options.

          B. BINDING EFFECT. The provisions of this Plan shall bind and inure to the benefit of the Company, the Participants and their successors and assigns. The successor of the Company, as used herein, includes any corporate or other business entity resulting from a Change of Control.

          C. NOT AN EMPLOYMENT CONTRACT. Establishment of this Plan does not confer on any Participant the right to be retained in employment or the right to any specific assets of the Company. Any obligation of the Company is contractual and is not funded or secured in any way. Participants' rights shall be no more than those of an unsecured creditor of the Company.

          D. TERMINATION. The Plan shall terminate ten years after its Effective Date. Termination of the Plan shall not alter or impair, without the consent of a Participant, any of the rights or obligations of the Company or a Participant concerning any Option previously granted under the Plan or Option Stock subject to the restrictions on transfer of this Plan.

          E. GOVERNING LAW. This Plan shall be governed by the laws of the Commonwealth of Kentucky.

          F. SEVERABILITY. In the event any provision of this Plan is held illegal or invalid for any reason, such illegality or invalidity shall not effect the remaining parts of the Plan. This Plan shall be construed and enforced as if such illegal or invalid provision was never established as part of the Plan.

          G. CONSTRUCTION. The masculine shall be read in the feminine and the singular in the plural wherever the context of this Plan shall so require.

          H. NOTICES. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing or hand-delivered or sent by registered or certified mail, to the principal office of the Company.

          I. AMENDMENTS. The Board may, from time to time, alter or amend the administrative provisions of this Plan. Without a Participant's consent, however, no amendment, suspension, or termination of this Plan shall alter or impair a Participant's rights with respect to already granted Options.

          J. EFFECTIVE DATE. The Plan shall become effective (the "Effective Date") upon approval of the Plan by the Board, provided that no Options shall become exercisable until the date the Company's shareholders approve the Plan.

     IN WITNESS WHEREOF, the Company hereby adopts the Plan as of this 21st day of April, 1994.

                                     FLORIDA GAMING CORPORATION



                                     By /s/ W. Bennett Collett
                                        ---------------------------------------
                                     Title: Chairman and Chief Executive Officer
                                            ------------------------------------

                                   APPENDIX B

                 1995 CHIEF EXECUTIVE OFFICER STOCK OPTION GRANT

     THIS 1995 CHIEF EXECUTIVE OFFICER STOCK OPTION GRANT is made by FLORIDA GAMING CORPORATION, a Delaware corporation (the "Company") to W. Bennett Collett (the "Optionee") to memorialize and evidence the grant, on May 8, 1995, of an option (the "Option") to purchase 300,000 shares of $.10 par value common stock of the Company ("Common Stock"), subject to the following terms and conditions:

1. The Option shall terminate unless ratified by the shareholders of the Company prior to its exercise.

2. The Option shall vest on May 8, 1995 and shall be exercisable in whole or in part, from time to time, on and after November 8, 1995.

3.   The Option shall expire on May 8, 2000.

4. The Purchase Price (herein so called) of each share of Common Stock subject to the Option shall be $5.00.

5. The Option may be exercised in whole or in part, from time to time, by the Optionee tendering to the Company the aggregate Purchase Price of the shares of Common Stock being purchased.

6.   The Option shall be non-transferable except by operation of law.

7. The number of shares of Common Stock with respect to which the Option is granted and the Purchase Price of such shares shall be appropriately adjusted for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of such shares through a reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a Common Stock dividend or other increase or decrease in the number of shares effected without receipt of consideration by the Company.

8. The obligation of the Company to sell and deliver Common Stock pursuant to the Option shall be subject to all applicable laws, rules and regulations, including, without limitation, all applicable federal and state securities laws.

9. Upon the exercise of the Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements.

10. All questions pertaining to the validity, construction and administration of this Plan shall be governed by the laws of the State of Delaware.

     EXECUTED as of May 8, 1995.   FLORIDA GAMING CORPORATION

                              By:  /s/ Timothy L. Hensley
                                   ---------------------------------------------
                                   Timothy L. Hensley
                                   Executive Vice President, Treasurer and Chief Financial Officer

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                 FLORIDA GAMING CORPORATION (THE "CORPORATION")

    The undersigned hereby appoints Robert L. Hurd and W.B. Collett, Jr., or either of them (with full power to act alone), as proxies, with the Corporation's Chief Executive Officer retaining the power of substitution should either of them be unable to serve, to represent and to vote all of the stock of the Corporation held of record or which the undersigned is otherwise entitled to vote, at the close of business on May 26, 1995, at the 1995 Annual Meeting of Stockholders to be held at Fort Pierce Jai-Alai, 1750 South Kings Highway, Fort Pierce, Florida, on July 7, 1995, at 11:00 a.m., local time, and at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

1.         ELECTION OF DIRECTORS
           / / FOR all nominees listed below         / / WITHHOLD AUTHORITY to
           (except as marked to the contrary below)  vote for all nominees listed below

          W. Bennett Collett, Gary E. Bowman, W. Bennett Collett, Jr., George W. Galloway, Jr., Roland M. Howell, and Robert L. Hurd

   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES,
                  WRITE THE NOMINEE'S NAME ON THE LINE BELOW)
                                        ________________________________________

2.         PROPOSAL TO APPROVE THE 1994 NONQUALIFIED STOCK OPTION PLAN

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.         PROPOSAL TO APPROVE THE 1995 CHIEF EXECUTIVE OFFICER STOCK OPTION GRANT

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.         In their discretion,  the Proxies are  authorized to  vote upon such  other business as  may properly  come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED AND IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT. IF NO INSTRUCTION IS INDICATED, THIS SIGNED AND DATED PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1 AND "FOR" ITEMS 2 AND 3.

                                                                                 Signature
                                                                                 Additional signature, if held jointly
                                                                                 Dated , 1995
                                                                                 PLEASE  MARK,  SIGN,  DATE  AND  RETURN  THIS PROXY
                                                                                 PROMPTLY USING THE ENCLOSED ENVELOPE
                                                                                 Please sign exactly as  name appears at left.  When
                                                                                 shares are held by joint tenants, both should sign.
                                                                                 When  signing as attorney, executor, administrator,
                                                                                 trustee or  guardian,  please give  full  title  as
                                                                                 such.   If  a  corporation,  please  sign  in  full
                                                                                 corporate name  by  President or  other  authorized
                                                                                 officer.  If  a partnership,  please sign  in part-
                                                                                 nership name by authorized person.